SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2008

RBS GLOBAL, INC.	REXNORD LLC
(Exact name of Registrant as specified in its charter)	(Exact name of Registrant as specified in its charter)

Delaware		Delaware
(State of Incorporation)		(State of Incorporation)

333-102428-08		033-25967-01
(Commission File Numbers)

01-0752045		04-3722228
(I.R.S. Employer Identification No.)		(I.R.S. Employer Identification No.)

4701 Greenfield Avenue Milwaukee, Wisconsin		53214
(Address of principal executive offices)		(Zip Code)

(414) 643-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Rexnord Holdings, Inc. (“the Company”), the ultimate parent company of Rexnord LLC and RBS Global, Inc., filed Amendment No. 2 to its Form S-1 Registration Statement on October 10, 2008 and continues to be in the initial public offering process with the Securities and Exchange Commission. However, based on overall market conditions, the initial public offering is not imminent. The Company will continue to monitor overall market conditions and work through the registration process with the Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 5th day of November, 2008.

REXNORD LLC

By:	/s/ Todd A. Adams
Todd A. Adams
Senior Vice President and Chief Financial Officer

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Co-registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 5th day of November, 2008.

RBS GLOBAL, INC.

By:	/s/ Todd A. Adams
Todd A. Adams
Senior Vice President and Chief Financial Officer